UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2020
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506		27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)
(612) 629-2500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
7.75% Series D Cumulative Redeemable Preferred Stock	TWO PRD	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock	TWO PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On May 6, 2020, Two Harbors Investment Corp. (the “Company”) furnished as Exhibit 99.2 to its Current Report on Form 8-K (the “Original Form 8-K”) its 2020 First Quarter Earnings Call Presentation (the “Original Presentation”) to accompany the release of its financial results for the quarter ended March 31, 2020. The Original Presentation incorrectly references, on slide 18, that anticipated returns on Agency residential mortgage-backed securities (“RMBS”) are in the mid-to-high teens and that returns for the Company’s current book of mortgage servicing rights (“MSR”), paired with Agency RMBS, are in the low-to-mid teens. As referenced in the updated presentation furnished herewith as Exhibit 99.2 (the “Updated Presentation”), the Company anticipates that returns on Agency RMBS are in the low-to-mid teens and that anticipated returns for the Company’s current book of MSR, paired with Agency RMBS, are in the high teens.

The Company is filing this Amendment No. 1 to the Original Form 8-K solely to correct and replace the Original Presentation with the Updated Presentation. Accordingly, Item 9.01 is hereby amended by furnishing herewith the Updated Presentation as Exhibit 99.2. No other changes have been made to either the Original Presentation or the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Two Harbors Investment Corp., dated May 6, 2020 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2020).
99.2	2020 First Quarter Earnings Call Presentation.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: May 7, 2020